UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 19, 2022

Date of Report (date of earliest event reported)

GIGINTERNATIONAL1, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40424	86-2256255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-half of one redeemable warrant	GIWWU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	GIW	The Nasdaq Stock Market LLC
Redeemable warrants, each full warrant exercisable for one share of common stock for an exercise price of $11.50 per share	GIWWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on August 19, 2022, GigInternational1, Inc., a Delaware corporation (the “Company”), issued a non-convertible unsecured promissory note (the “Extension Note”) in the principal amount of $200,000.00 to GigInternational1 Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), and on September 19, 2022 the Company issued an amended and restated Extension Note (the “First Restated Extension Note”) to reflect an additional principal amount of $200,000.00 (for a collective principal amount of $400,000.00). The Sponsor deposited such funds into the Company’s trust account (the “Trust Account”). The First Restated Extension Note was issued in connection with the approval of the amendments to the Company’s Amended and Restated Certificate of Incorporation and the Investment Management Trust Agreement, each amended to provide the Company with an extension (the “Extension”) of the date by which the Company must consummate a business combination transaction from August 21, 2022 (the date which is 15 months from the closing date of the Company’s initial public offering of units) on a monthly basis up to February 21, 2023, and constituted the second monthly contribution as previously disclosed in the Company’s Definitive Proxy Statement as filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2022.

On October 19, 2022, in connection with the third monthly contribution, the Sponsor deposited an additional $200,000.00 into the Trust Account, and the Company amended and restated the First Restated Extension Note to include the aggregate of the first, second, and third monthly contribution amounts (the “Second Restated Extension Note”), reflecting an aggregate principal amount thereunder of $600,000.00.

The Second Restated Extension Note bears no interest and is repayable in full upon the consummation of the Company’s previously announced business combination disclosed in its Current Report on Form 8-K as filed with the SEC on August 30, 2022.

A copy of the Extension Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure as set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirely by reference to such Extension Note.

Item 8.01	Other Events.

A copy of the press release issued by the Company announcing the extension of the period of time the Company has to consummate its proposed transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Second Amended and Restated Promissory Note dated October 19, 2022 issued in favor of GigInternational1 Sponsor, LLC

99.1	Press Release dated October 20, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGINTERNATIONAL1, INC.
Dated: October 20, 2022

	By:	/s/ Dr. Raluca Dinu
	Name:	Dr. Raluca Dinu
	Title:	Chief Executive Officer, President, Secretary, and Director